Exhibit 99.1

December 12, 2006

Monthly Servicer’s Certificate

Fifth Third Bank

Fifth Third Auto Trust 2004-A

The undersigned, a duly authorized representative of Fifth Third Bank, an Ohio banking corporation, as Servicer, pursuant to the Sale and Servicing Agreement (the “Agreement”) dated June 1, 2004 among Fifth Third Auto Trust 2004-A, as Issuer, Citigroup Vehicle Securities Inc., as Depositor, Fifth Third Bank, an Ohio banking corporation, as Servicer, Administrator and Custodian, Fifth Third Auto Funding LLC, as Seller, and The Bank of New York, as Indenture Trustee, does hereby certify as follows:

1)	Capitalized terms used in this Servicer’s Certificate have their respective meaning as set forth in the Agreement.

2)	Fifth Third Bank, an Ohio banking corporation, is, as of the date hereof, the Servicer under the Agreement.

3)	The undersigned is a Responsible Officer.

4)	This certificate relates to the Distribution Date on December 20, 2006.

5)	As of the date hereof, the information provided is complete and no defaults have occurred.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Servicer’s Certificate this 12th day of December 2006.

Fifth Third Bank, an Ohio banking corporation
as Servicer

By:	/s/ Joe Knapp
Name:	Joe Knapp
Title:	Capital Markets Accounting Controller

Fifth Third Auto Trust 2004-A

$141,000,000 1.3975% Class A-1 Notes

$296,000,000 2.42% Class A-2 Notes

$140,000,000 3.19% Class A-3 Notes

$141,125,000 3.70% Class A-4 Notes

$20,625,000 3.61% Class B Notes

Statement to Securityholders

Collection Period		30
Collection Period Beginning Date		November 1, 2006
Collection Period Ending Date		November 30, 2006
Payment Date		December 20, 2006

(a)	Amount of Collections received during the Collection Period	11,953,002.41
(b)	Principal and Interest Distributions for each class of notes
	Class A-1 Principal Distributable Amount	$0.00
	Class A-1 Interest Distributable Amount	$0.00
	Class A-2 Principal Distributable Amount	$0.00
	Class A-2 Interest Distributable Amount	$0.00
	Class A-3 Principal Distributable Amount	$10,096,099.54
	Class A-3 Interest Distributable Amount	$28,311.75
	Class A-4 Principal Distributable Amount	$0.00
	Class A-4 Interest Distributable Amount	$435,135.42
	Class B Principal Distributable Amount	$1,059,811.55
	Class B Interest Distributable Amount	$31,007.22
(c)	Outstanding Amount of each class of notes and Note Pool Factor (after all distributions)
	Class A-1 Outstanding Amount	$0.00
	Class A-1 Note Pool Factor	—
	Class A-2 Outstanding Amount	$0.00
	Class A-2 Note Pool Factor	—
	Class A-3 Outstanding Amount	$554,087.26
	Class A-3 Note Pool Factor	0.0039578
	Class A-4 Outstanding Amount	$141,125,000.00
	Class A-4 Note Pool Factor	1.0000000
	Class B Outstanding Amount	$9,247,296.04
	Class B Note Pool Factor	0.4483537
(d)	Amount of Servicing Fee paid to Servicer for the Collection Period	$139,756.15
	Amount of any fees paid by the Issuer to the Owner Trustee for the Collection Period	$—
	Amount of any fees paid by the Issuer to the Indenture Trustee for the Collection Period	$—
(e)	Regular Principal Allocation	$11,155,911.09
(f)	First Allocation of Principal	$0.00
(g)	Second Allocation of Principal	$5,530,816.75
(h)	Amount of Realized Losses for the Collection Period	$88,171.98
	Amount of Recoveries for the Collection Period	$59,753.95
(i)	Pool Balance	$156,551,477.63
(j)	Reserve Account Balance (after all distributions)	$1,875,031.45
(k)	Reserve Account Deposit	$0.00
	Reserve Account Withdrawal Amount	$0.00
(l)	Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period	$25,145.09
(m)	Delinquency data as of the last day of the Collection Period
	Number of Receivables 30-59 days delinquent	164
	Principal Balance of Receivables 30-59 days delinquent	$1,325,801.94
	Number of Receivables 60-89 days delinquent	49
	Principal Balance of Receivables 60-89 days delinquent	$446,203.04
	Number of Receivables 90 days or more delinquent	19
	Principal Balance of Receivables 90 days or more delinquent	$117,335.03
(n)	Interest Carryover Shortfall (after all distributions)
	Class A-1 Interest Carryover Shortfall	$0.00
	Change in Class A-1 Interest Carryover Shortfall from previous Distribution Date	$0.00
	Class A-2 Interest Carryover Shortfall	$0.00
	Change in Class A-2 Interest Carryover Shortfall from previous Distribution Date	$0.00
	Class A-3 Interest Carryover Shortfall	$0.00
	Change in Class A-3 Interest Carryover Shortfall from previous Distribution Date	$0.00
	Class A-4 Interest Carryover Shortfall	$0.00
	Change in Class A-4 Interest Carryover Shortfall from previous Distribution Date	$0.00
	Class B Interest Carryover Shortfall	$0.00
	Change in Class B Interest Carryover Shortfall from previous Distribution Date	$0.00
(o)	Aggregate Purchase Amounts for Receivables with respect to the Collection Period	$0.00
(p)	Repossession Data
	Number of Receivables Repossessed during the Collection Period	15
	Principal Amount of Receivables Repossessed during the Collection Period	$117,782
(q)	Overcollateralization Target Amount for next Distribution Date	$5,625,094.34
(r)	Distribution Amount to Residual Certificate Holder	$162,880.78

	Additional Information
	Weighted Average Coupon	6.06
	Weighted Average Remaining Term	25.70